UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2025
SWEETGREEN, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41069	27-1159215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3102 36th Street Los Angeles, CA	90018
(Address of Principal Executive Offices)	(Zip Code)
(323) 990-7040
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	SG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K amends the Current Report on Form 8-K originally filed by Sweetgreen, Inc. (the “Company”) on February 26, 2025 (the “Original 8-K”), and is being filed solely to furnish a corrected version of the press release attached as Exhibit 99.1 to the Original 8-K. Subsequent to filing the Original 8-K, the Company identified a typographical error in the press release in the presentation of its guidance relating to same store sales results for the first fiscal quarter of 2025, which originally indicated an expected Same-Store Sales Change of “approximately 5-3%”, instead of an expected negative change of “approximately (5)-(3)%”. This typographical error did not affect any other portion of the press release, including the financial statements, any other tables or texts, or other figures. The Company is filing this Current Report on Form 8-K/A to furnish its updated press release, as revised, to include the foregoing revision.

Item 2.02    Results of Operations and Financial Condition

On February 26, 2025, the Company issued a press release announcing its financial results for its fourth quarter and fiscal year ended December 29, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit No.	Description
99.1	Press Release Issued by the Company dated February 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWEETGREEN, INC.

Dated: February 26, 2025	By:	/s/ Mitch Reback
Mitch Reback
Chief Financial Officer